                                                                   EXHIBIT 10.18

           THIRD AMENDMENT TO UNITED STATES EXCLUSIVE SUPPLY AGREEMENT

WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with its offices at 621
Shady Retreat Road, Doylestown, PA. 18901 (hereinafter referred to as
"Quigley"), and JOEL, INC., a Pennsylvania corporation with offices at 31 North
Spruce Street, Elizabethtown, PA. 17022 (hereinafter referred to as "JOEL")
entered into a United States Exclusive Supply Agreement on March 17, 1997,
extended by an Amendment to United States Exclusive Supply Agreement dated March
2000, and extended by an Amendment to United States Exclusive Supply Agreement
dated June 29, 2001; and

WHEREAS, Paragraph 32 of the Agreement states that the Agreement may be amended by a written instrument executed by duly authorized representatives of Quigley and JOEL; and

WHEREAS, the parties wish to continue the Agreement of March 17, 1997 in full force and effect as amended by the March 2000 Amendment to United States
Exclusive Supply Agreement, and by the June 29, 2001 Amendment to United States
Exclusive Supply Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

      20.   TERM. This Agreement shall be effective for an additional period of two (2) years from March 17, 2004, with yearly renewal thereafter.

All other terms and conditions of the Agreement between the parties dated March
17, 1997 and amends the Amendments to United States Exclusive Supply Agreement
dated March 2000 and June 29, 2001, which are incorporated into this Amendment, and shall continue in full force and effect as fully set forth herein.

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the 8th day of January, 2004.

                                          THE QUIGLEY CORPORATION

Attest:                                   By: /s/ Guy J. Quigley
                                              ------------------------------
                                          Name: Guy J. Quigley
                                                ----------------------------
/s/ George J. Longo                       Title: President
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                                          JOEL, INC.

Attest:                                   By: /s/ David B. Deck
                                              ------------------------------
                                          Name: David B. Deck
                                                ----------------------------
/s/ Judy Johnson                          Title: President
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